SUPPLEMENT DATED JUNE 1, 2010
To the variable annuity prospectus dated May 1, 2010, of:

Allianz Rewards®
Allianz Alterity®
Allianz High Five® L
Allianz High Five®
Valuemark® II
Valuemark® IV
Allianz ConnectionsSM
Allianz VisionSM
Allianz VisionSM New York

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. The Investment Options mentioned below may not be offered through all of the above referenced variable products.

1) The following Investment Option subadviser changes and name changes are effective on June 1, 2010.

Morgan Stanley Investment Management, Inc. will replace Van Kampen Asset Management as the subadviser for the following Investment Options:

AZL® Van Kampen Global Real Estate Fund
AZL® Van Kampen International Equity Fund
AZL® Van Kampen Mid Cap Growth Fund

Invesco Advisers, Inc. will replace Van Kampen Asset Management as the subadviser for the following Investment Options:
AZL® Van Kampen Equity and Income Fund
AZL® Van Kampen Growth and Income Fund

Name effective June 1, 2010	Previous Name
AZL® Morgan Stanley Global Real Estate Fund	AZL® Van Kampen Global Real Estate Fund
AZL® Morgan Stanley International Equity Fund	AZL® Van Kampen International Equity Fund
AZL® Morgan Stanley Mid Cap Growth Fund	AZL® Van Kampen Mid Cap Growth Fund

2) The following Investment Option subadviser changes and name changes are expected to be effective on

July 1, 2010.

Allianz Global Investors Capital will replace Oppenheimer Capital LLC as the subadviser for the following Investment Options:
AZL® OCC Growth Fund
AZL® OCC Opportunity Fund

Name effective July 1, 2010	Previous Name
AZL® Allianz AGIC Growth Fund	AZL® OCC Growth Fund
AZL® Allianz AGIC Opportunity Fund	AZL® OCC Opportunity Fund

3) Vision and Vision New York Prospectuses

The AZL Fusion Conservative Fund and the AZL Balanced Index Strategy Fund are part of Investment Protector Investment Option Group X.

4) Connections and Vision Prospectuses

In the Appendix – The Lifetime Benefits – Example of the Highest Annual Increase under the Lifetime Plus II Benefit, the 4th bullet point has been revised as follows:

•
On each Contract Anniversary, we will automatically generate a new “reset” Enhanced 5% Annual Increase if twice the Contract Value is greater than the most recently established Enhanced 10-Year Value, plus all Purchase Payments received within the previous ten Contract Years (not including Purchase Payments received within 90 days of the Issue Date).

The 8th bullet point has been revised as follows:
•
On the second Contract Anniversary, an automatic reset occurs and we establish the second reset Enhanced 5% Annual Increase because twice the Contract Value ($324,000) is greater than both the initial Enhanced 10-Year Value ($250,000) and the amount of the third additional Purchase Payment and the first reset Enhanced 10-Year Value ($308,000 = $258,000 + $50,000). The second reset Enhanced 5% Annual Increase will equal the Contract Value ($162,000) and the second reset Enhanced 10-Year Value will be twice the Contract Value ($324,000).

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